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                                                                   EXHIBIT 23.4



                   Consent of Independent Public Accountants
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed S-8 Registration Statement File No. 33-69312 and S-3 Registration Statement File NO. 33-84496.



                                                         ARTHUR ANDERSEN LLP


Houston, Texas
March 27, 1996